Exhibit 99.1

1 © 2022 NOVAVAX. All rights reserved. J.P. MORGAN 40 TH ANNUAL HEALTHCARE CONFERENCE NASDAQ: NVAX | JANUARY 2022

2 © 2022 NOVAVAX. All rights reserved. SAFE HARBOR STATEMENT Certain information, particularly information relating to the future of Novavax, its operating plans and prospects, its partnerships, the ongoing development of NVX - CoV 2373 , COVID - NanoFlu TM combination vaccine, Omicron - specific vaccine, and other Novavax vaccine product candidates, the timing of results from clinical trials, the potential for a booster dose of NVX - CoV 2373 to provide protection against COVID - 19 (including variants), the scope and timing of future regulatory filings and actions, anticipated manufacturing capacity, the global market opportunities for NVX - CoV 2373 , the readiness of our global supply chain and future availability of NVX - CoV 2373 at a global scale and the commercialization and expected delivery of NVX - CoV 2373 , and key upcoming milestones constitute forward - looking statements . Forward - looking statements may generally contain words such as “believe,” “may,” “could,” “will,” “possible,” “can,” “estimate,” “continue,” “ongoing,” “consider,” “intend,” “indicate,” “plan,” “project,” “expect,” “should,” “would,” or “assume” or variations of such words or other words with similar meanings . Novavax cautions that these forward - looking statements are subject to numerous assumptions, risks and uncertainties that change over time and may cause actual results to differ materially from the results discussed in the forward - looking statements . These risks and uncertainties include challenges satisfying, alone or together with partners, various safety, efficacy, and product characterization requirements, including those related to process qualification and assay validation, necessary to satisfy applicable regulatory authorities ; difficulty obtaining scarce raw materials and supplies ; resource constraints, including human capital and manufacturing capacity, on the ability of Novavax to pursue planned regulatory pathways ; challenges meeting contractual requirements under agreements with multiple commercial, governmental, and other entities ; and those other risk factors identified in the “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” sections of Novavax' Annual Report on Form 10 - K for the year ended December 31 , 2020 and subsequent Quarterly Reports on Form 10 - Q, as filed with the Securities and Exchange Commission, which are available at www . sec . gov and www . novavax . com . Forward - looking statements are based on current expectations and assumptions and currently available data and are neither predictions nor guarantees of future events or performance . Current results may not be predictive of future results . You should not place considerable reliance on forward - looking statements which speak only as of the date hereof . The Company does not undertake to update or revise any forward - looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law . Novavax TM (and all associated logos) and NanoFlu TM are trademarks of Novavax, Inc . Matrix - M TM is a trademark of Novavax AB .

3 © 2022 NOVAVAX. All rights reserved. OUR SIGNIFICANT MOMENTUM

NOVAVAX AT-A-GLANCE

HIGH EFFICACY FOR NVX-CoV2373
90% overall • 100% against moderate & severe disease

>6 BILLION LIVES IN MARKETS WITH REGULATORY AUTHORIZATION
Across 170+ countries around the globe

STRONG RESPONSE TO VARIANTS
93% against VoI/VoC • Cross-protection against Alpha, Beta • Robust responses against Delta, Omicron, others

~2 BILLION DOSES COMMITTED
And >2 billion dose manufacturing capacity in 2022

$1.9 BILLION IN CASH*
Well-capitalized for commercial roll-out, pipeline expansion, and potential strategic M&A

ROBUST VACCINE PIPELINE
Addressing today's most serious infectious diseases
COVID-19 (primary vaccination, boosting and pediatric) • Influenza • Respiratory syncytial virus (RSV)

* Cash includes cash, cash equivalents and restricted cash as of 9/30/2021

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5 © 2022 NOVAVAX. All rights reserved. NVX - CoV2373 ADDRESSES THE EVOLVING PANDEMIC NVX - CoV2373 VACCINE DESIGN • Innovative vaccine nanoparticles based on recombinant protein technology • Full - length SARS - CoV - 2 Spike • Formulated with unique Matrix - M TM adjuvant Significant Global Capacity Ease of Distribution & Administration Well - Tolerated with High Efficacy

Status of global regulatory filings 6 © 2022 NOVAVAX. All rights reserved. MULTIPLE EMERGENCY USE AUTHORIZATIONS RECEIVED *Regulatory submissions in partnership with Serum Institute **EUA request expected end of January 2022 ***Regulatory submission of Biologics License Application (BLA) in partnership with SK bioscience ****Regulatory submission of New Drug Application in partnership with Takeda COVOVAX TM / NUVAXOVID TM AUTHORIZATIONS RECEIVED REGULATORY SUBMISSIONS COMPLETED EUA from The Philippines Food and Drug Administration (FDA) * EUA from National Agency of Drug and Food Control of the Republic of Indonesia * EUA from Drugs Controller General of India * Health Canada UK Medicines and Healthcare products Regulatory Agency Australian Therapeutic Goods Administration New Zealand Medsafe CMA from European Commission Singapore Health Services Authority South Korea’s Ministry of Food and Drug Safety *** United Arab Emirates (UAE) Ministry of Health and Prevention US FDA** Japan’s Ministry of Health, Labour and Welfare**** EULs from World Health Organization for both Covovax TM * and Nuvaxovid TM

7 © 2022 NOVAVAX. All rights reserved. GLOBAL MARKET OPPORTUNITIES FOR NVX - CoV2373 Addressing vaccine hesitancy through best - in - class efficacy based on well - understood technology Need for robust protection, including against variants, driving continued demand for boosters PRIMARY VACCINATION BOOSTER VACCINATION Efficacy and safety profile enabling desirability for pediatric populations PEDIATRIC VACCINATION Delivering on global need through commitment to equitable distribution EQUITABLE ACCESS

SIGNIFICANT GLOBAL MARKET OPPORTUNITY FOR NVX-CoV2373 TO SUPPLY PRIMARY, BOOSTER AND PEDIATRIC VACCINATIONS



Primary Vaccination*
Booster Vaccination**
Pediatric Vaccination (12-17)
High-Income Countries
29%
71%
12%
88%
23%
77%
Upper-Middle Income Countries***
46%
54%
7%
93%
45%
55%
Lower-Middle Income and Low-Income Countries
34%
66%
2%
98%
12%
88%
~4.8 Billion Total Dose Demand
~6.8 Billion Total Dose Demand
Unvaccinated/Not Boosted
Vaccinated/Boosted

Source: Worldbank data and OWID as of December 2021. Total dose opportunity per Novavax' management
*Weighted average partial initial regimen vaccination rate (at least one dose of COVID-19 vaccine)
**Weighted average booster vaccination rate for countries where data is available
*** Upper-middle income countries exclude Russia and China

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~2 BILLION DOSES OF NVX-CoV2373 COMMITTED GLOBALLY

Ensuring fair and equitable global access

GAVI / COVAX FACILITY

~1.1 Billion Doses

- APA with Gavi
- NVAX to provide 350 million doses
- Serum Institute to provide 750 million doses
- **Fair and equitable access** of NVX-CoV2373 around the world

COMMITMENT TO US GOVERNMENT

110 Million Doses

Doses committed to US government as part of funding commitment

ADVANCE PURCHASE AGREEMENTS

Up to 430 Million Doses

- European Commission
- UK
- Canada
- Australia
- New Zealand
- Switzerland
- United Arab Emirates
- Singapore

LICENSING AGREEMENTS

Up to 400 Million Doses

- SK bioscience granted exclusive license in Republic of Korea and non-exclusive license in Thailand and Vietnam
- Serum Institute granted exclusive license in India and non-exclusive license in UMICs and LMICs
- Takeda granted exclusive license in Japan

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MANUFACTURING INFRASTRUCTURE SUPPORTS GLOBAL DEMAND FOR NVX-CoV2373

Antigen Production

- ✓ Significant bioreactor capacity at multiple sites
- ✓ Additional sites to be added to harmonized regulatory file

Sites: Novavax CZ • Serum Institute • SK bioscience • Takeda • Biofabri • Biologics Manufacturing Centre • FujiFilm • Mabion

Matrix-M Adjuvant Production

- ✓ Raw material secured
- ✓ Large-scale production at Novavax AB and contract manufacturing sites

Sites: Novavax AB • AGC Biologics • PolyPeptide Group

Partnership with Serum Institute

- ✓ World's largest vaccine manufacturer by volume, used in ~170 countries
- ✓ Provides significant capacity to support global manufacturing scale-up

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CLINICAL & REGULATORY OVERVIEW 11 © 2022 NOVAVAX. All rights reserved.

EXPANDING LABEL AND POLICY INDICATIONS © 2022 NOVAVAX. All rights reserved. Strategic Approach Primary Vaccination • Receive regulatory authorizations in additional markets • Distribute doses to ensure broad, equitable access • Collect additional data against emerging variants Pediatric Vaccination • Complete regulatory filing for pediatric indication (12 – 17 years) • Initiate studies in younger age groups Booster Vaccination • Initiate additional boosting studies • Utilize all data generated for heterologous / mix - and - match boosting • Pursue label indications and policy recommendations 12 Additional clinical data being developed to support expanded recommendations for NVX - CoV2373

13 © 2022 NOVAVAX. All rights reserved. CONSISTENT EFFICACY ACROSS PHASE 3 STUDIES Overall Efficacy 89.7% 90.4% “Matched”/ Prototype Efficacy 96.4% Prototype 100% (Non - VoI / VoC ) Efficacy Against Variants 86.3% Alpha (B.1.1.7) 93.6% Alpha (B.1.1.7) 92.6% All VoI / VoC Efficacy Against Severe Disease NS (all 5 severe cases in placebo group) 100% “High Risk” Populations 90.9% 91.0% UK Phase 3 N=15,203 PREVENT - 19 N=29,960 Primary Vaccination

14 © 2022 NOVAVAX. All rights reserved. ROBUST DATA TO SUPPORT NVX - CoV2373 AS A BOOSTER Booster Vaccination Heterologous Homologous Phase 2 U.S. & Australia • Functional inhibition increased 6x (prototype) to 19.9x (Omicron) compared to peak responses following 2 - dose primary series • Increase in neutralization, with Delta and Omicron titers comparable to levels associated with protection in Phase 3 studies COV - BOOST (UK)* • Substantial increase in functional antibody titers following mRNA and viral vector vaccines Additional data expected from ongoing studies in 2022 Phase 2 U.S. & Australia Ongoing Studies *Study led by University Hospital Southampton NHS Foundation Trust and other NIHR sites; Supported by UK government Vaccines Tas kforce (VTF) and Department of Health and Social Care Phase 2b South Africa PREVENT - 19

Prototype Beta Delta Alpha Omicron 100 1,000 10,000 100,000 1,000,000 Prototype Beta Delta Alpha Omicron Fold increase 100% seroconversion after 2 doses against all tested variants VARIANT - SPECIFIC RESPONSES INDUCED, WITH SIGNIFICANT IgG INCREASE AFTER 6 - MONTH BOOST 15 5.4x 6.5x 11.1x 9.7x 9.3x Day 35 (After 2 doses) Day 217 (After 6 - month boost) Anti - Spike IgG GMT and 95% CI LOD = 150 * ** Assay conducted in Novavax Discovery Labs Booster Vaccination © 2022 NOVAVAX. All rights reserved. Prototype efficacy of 96 - 100% in U.S./Mexico and UK Phase 3 study Alpha efficacy of 86 - 94% in U.S./Mexico and UK Phase 3 study

Prototype Beta Delta Alpha Omicron Magnitude of immune responses for all variants was greater than the peak observed after 2 doses FUNCTIONAL INHIBITION OF hACE2 AGAINST VARIANTS INCREASED AFTER 6 - MONTH BOOST 16 Fold increase 6x 10.8x 6.6x 8.1x 19.9x Day 35 (After 2 doses) Day 217 (After 6 - month boost) Receptor Binding Inhibition Antibody, GMT and 95% CI LOD = 10 1 10 100 1,000 Prototype Beta Delta Alpha Omicron * ** Booster Vaccination © 2022 NOVAVAX. All rights reserved. Prototype efficacy of 96 - 100% in U.S./Mexico and UK Phase 3 study Alpha efficacy of 86 - 94% in U.S./Mexico and UK Phase 3 study Assay conducted in Novavax Discovery Labs 100% seroconversion against all variants after 6 - month boost

PEDIATRIC EXPANSION TO SUPPORT REGULATORY SUBMISSION IN 1Q 2022 17 © 2022 NOVAVAX. All rights reserved. Protocol version 8.0 posted on Novavax.com Pediatric Vaccination After 2 doses: functional immune responses 2.4 - 4x higher than in adults, including against Delta and Omicron April 2021 First dose June 2021 Completed enrollment October 2021 Completed blinded crossover Expected 1Q 2022 Complete regulatory filing for pediatric indication (12 – 17 years) Study Design • 2,248 adolescents (12 - 17 years) • Randomized 2:1 Initial Findings

18 © 2022 NOVAVAX. All rights reserved. OMICRON VACCINE DEVELOPMENT UNDERWAY December 2021 • Initiated development of Omicron - specific vaccine • Demonstrated cross - reactive immune responses against Omicron variant from two - dose primary regimen of NVX - CoV2373 • Initiated GMP manufacturing for Omicron - specific vaccine Expected 1Q 2022 • Initiate clinical studies of Omicron - specific vaccine Approach demonstrates ability to rapidly develop and scale strain change

LEADER IN COVID, NANOFLU™ AND COMBINATION VACCINE DEVELOPMENT

A transformative innovation to fight both illnesses

September 2021
- Initiated Phase 1/2 clinical trial of combination vaccine
- Safety, immunogenicity, and dose finding

October 2021
- Completed enrollment of Phase 1/2 clinical trial
- ~640 adults 50 – 70 years of age

Expected 2022
- Announce data from Phase 1/2 clinical trial
- Initiate Phase 2 clinical trial for COVID-NanoFlu combination vaccine and NanoFlu standalone

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NEAR-TERM VACCINE PIPELINE

Significant opportunities for future development

DISEASE	PRODUCT	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3	AUTHORIZED
Coronavirus	NVX-CoV2373*	Matrix-M				
	Omicron Variant Strain *(Potential licensure pathway via strain change)*	Matrix-M				
Seasonal Influenza	NanoFlu (Older Adults) *(Pre-BLA)*	Matrix-M				
Combination Vaccines	COVID / NanoFlu	Matrix-M				
	NanoFlu / RSV	Matrix-M				
	NanoFlu / COVID / RSV	Matrix-M				

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*Authorized in select geographies under trade names Covovax™ and Nuvaxovid™

© 2022 NOVAVAX. All rights reserved.

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KEY UPCOMING MILESTONES

1H 2022

NVX-CoV2373

Primary Vaccination

- Receive regulatory authorizations in additional markets
- Distribute doses in authorized geographies
- File for EUA with the U.S. FDA

Boosting Vaccination

- Initiate additional boosting studies
- Pursue boosting label indications and policy recommendations

Pediatric Vaccination

- Complete regulatory filing for pediatric indication (12 – 17 years)
- Initiate clinical studies in younger age groups

Omicron Variant Vaccine

- Initiate clinical studies

COVID-NanoFlu Combination Vaccine

- Announce data from COVID-NanoFlu combination vaccine Phase 1/2 trial

2H 2022+

- Supply vaccine for COVID-19 boosters and seasonal revaccination
- Initiate Phase 2 clinical trial for COVID-NanoFlu combination vaccine and NanoFlu standalone
- Development of additional standalone and combination respiratory vaccines

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Q&A © 2022 NOVAVAX. All rights reserved. 22